Exhibit 10.1

Writer’s Direct Dial No. (502) 596-7485

Writer’s Fax No. (502) 596-4026

Email: Gregory_Miller@Kindredhealthcare.com

April 30, 2009	Hand Delivered

Ventas Realty, Limited Partnership

c/o Ventas, Inc.

10350 Ormsby Park Place

Suite 300

Louisville, KY 40223

Attn: Lease Administration

Ventas, Inc.

Ventas Realty, Limited Partnership

c/o Ventas, Inc.

10350 Ormsby Park Place

Suite 300

Louisville, KY 40223

Attn: General Counsel

Re:	Second Amended and Restated Master Lease Agreements Nos. 1 – 4 dated as of April 27, 2007 between Ventas Realty, Limited Partnership (“Lessor”) and Kindred Healthcare, Inc. and Kindred Healthcare Operating, Inc. (collectively “Tenant”), as amended (the “Master Leases”)

Dear Gentlemen:

Pursuant to Section 19.1 of the Master Leases, Tenant hereby gives this renewal notice to Lessor, effective as of the date hereof, exercising Tenant’s first five-year renewal option for all Renewal Groups, as defined in the Master Leases, expiring April 30, 2010, as listed in Exhibit A, attached hereto.

If you have any questions or concerns, please feel free to contact the undersigned at (502) 596-7485.

Sincerely,

/s/ Gregory C. Miller
Gregory C. Miller
Senior Vice President of Development and Financial Planning

Enclosure

SCHEDULE A

RENEWAL GROUPS

ML	Facility ID	Name	City	State	Lease Expiration Date	Renewal Group
1	113	Southwood Health & Rehab Center	Terre Haute	IN	April 30, 2010	6
1	127	Northwest Continuum Care Center	Longview	WA	April 30, 2010	6
1	165	Rainier Vista Care Center	Puyallup	WA	April 30, 2010	6
1	191	Silas Creek Manor	Winston-Salem	NC	April 30, 2010	6
1	452	Sunnyside Care Center	Salem	OR	April 30, 2010	6
1	560	Franklin Woods Health Care Center	Columbus	OH	April 30, 2010	6
1	572	Winchester Place Nursing & Rehab Center	Canal Winchester	OH	April 30, 2010	6
1	769	North Ridge Med. & Rehab Center	Manitowoc	WI	April 30, 2010	6
1	775	Sheridan Medical Complex	Kenosha	WI	April 30, 2010	6
1	776	Woodstock Health & Rehab Center	Kenosha	WI	April 30, 2010	6
1	868	Lebanon County Manor	Lebanon	OH	April 30, 2010	6
1	884	Masters Health Care Center	Algood	TN	April 30, 2010	6
1	4637	Kindred Hospital Chicago North Campus	Chicago	IL	April 30, 2010	6
1	4690	Kindred Hospital Chicago Northlake Campus	Northlake	IL	April 30, 2010	6
1	501	Blue Hills Alzheimer’s Care Center	Stoughton	MA	April 30, 2010	7
1	516	Hammersmith House Nursing Care Center	Saugus	MA	April 30, 2010	7
1	518	Timberlyn Heights Nursing & Alzheimer’s Center	Great Barrington	MA	April 30, 2010	7
1	537	Quincy Rehab & Nursing Center	Quincy	MA	April 30, 2010	7
1	567	Nutmeg Pavilion Healthcare	New London	CT	April 30, 2010	7
1	573	Eagle Pond Rehab & Living Center	South Dennis	MA	April 30, 2010	7
1	581	Blueberry Hill Healthcare	Beverly	MA	April 30, 2010	7
1	593	Hanover Terrace Healthcare	Hanover	NH	April 30, 2010	7
1	4602	Kindred Hospital So. Florida Coral Gables Campus	Coral Gables	FL	April 30, 2010	7
1	4652	Kindred Hospital North Florida	Green Cove Springs	FL	April 30, 2010	7
1	150	Nob Hill Healthcare Center	San Francisco	CA	April 30, 2010	8
1	218	Cascade Rehab & Care Center	Caldwell	ID	April 30, 2010	8
1	221	Lewiston Rehab & Care Center	Lewiston	ID	April 30, 2010	8
1	335	Lawton Healthcare Center	San Francisco	CA	April 30, 2010	8
1	409	Mountain Valley Care & Rehab	Kellogg	ID	April 30, 2010	8
1	433	Parkview Acres Care & Rehab Center	Dillon	MT	April 30, 2010	8
1	441	Mountain Towers Healthcare & Rehab	Cheyenne	WY	April 30, 2010	8
1	745	Aurora Care Center	Aurora	CO	April 30, 2010	8
1	4656	Kindred Hospital Phoenix	Phoenix	AZ	April 30, 2010	8
1	4848	Kindred Hospital San Diego	San Diego	CA	April 30, 2010	8
1	137	Sunnybrook Healthcare & Rehab Specialists	Raleigh	NC	April 30, 2010	9
1	188	Cypress Pointe Rehab & HC Center	Wilmington	NC	April 30, 2010	9
1	198	Harrington House Nursing & Rehab Center	Walpole	MA	April 30, 2010	9
1	588	Walden Rehab & Nursing Center	Concord	MA	April 30, 2010	9
1	660	Savannah Specialty Care Center	Savannah	GA	April 30, 2010	9
1	707	Rehab & Nursing Center of Monroe	Monroe	NC	April 30, 2010	9
1	825	Nansemond Point Rehab & HC Center	Suffolk	VA	April 30, 2010	9
1	829	River Pointe Rehab & HC Center	Virginia Beach	VA	April 30, 2010	9
1	4628	Kindred Hospital Chattanooga	Chattanooga	TN	April 30, 2010	9
1	4680	Kindred Hospital St. Louis	St Louis	MO	April 30, 2010	9
2	111	Rolling Hills Health Care Center	New Albany	IN	April 30, 2010	4
2	223	Weiser Rehab & Care Center	Weiser	ID	April 30, 2010	4
2	282	Maple Manor Healthcare Center	Greenville	KY	April 30, 2010	4
2	294	Windsor Estates Health & Rehab Center	Kokomo	IN	April 30, 2010	4
2	706	Guardian Care of Henderson	Henderson	NC	April 30, 2010	4
2	726	Guardian Care of Elizabeth City	Elizabeth City	NC	April 30, 2010	4
2	780	Columbus Health & Rehab Center	Columbus	IN	April 30, 2010	4
2	4654	Kindred Hospital Houston NW Campus	Houston	TX	April 30, 2010	4
2	168	Lakewood Healthcare Center	Lakewood	WA	April 30, 2010	5

2	289	San Luis Medical & Rehab Center	Green Bay	WI	April 30, 2010	5
2	634	Cambridge Health & Rehab Center	Cambridge	OH	April 30, 2010	5
2	743	Desert Life Rehab & Care Center	Tucson	AZ	April 30, 2010	5
2	744	Cherry Hills Health Care Center	Englewood	CO	April 30, 2010	5
2	766	Colonial Manor Medical & Rehab Center	Wausau	WI	April 30, 2010	5
2	4653	Kindred Hospital Tarrant County Ft Worth SW Campus	Ft. Worth	TX	April 30, 2010	5
2	4668	Kindred Hospital Ft. Worth	Ft. Worth	TX	April 30, 2010	5
2	508	Crawford Skilled Nursing & Rehab Center	Fall River	MA	April 30, 2010	6
2	532	Hillcrest Nursing Center	Fitchburg	MA	April 30, 2010	6
2	534	Country Gardens Skilled. Nursing & Rehab	Swansea	MA	April 30, 2010	6
2	584	Franklin Skilled. Nursing & Rehab Center	Franklin	MA	April 30, 2010	6
2	1228	Lafayette Nursing & Rehab Center	Fayetteville	GA	April 30, 2010	6
2	4674	Kindred Hospital Central Tampa	Tampa	FL	April 30, 2010	6
3	116	Pettigrew Rehab & Healthcare Center	Durham	NC	April 30, 2010	4
3	143	Raleigh Rehab & Healthcare Center	Raleigh	NC	April 30, 2010	4
3	269	Meadowvale Health & Rehab Center	Bluffton	IN	April 30, 2010	4
3	281	Riverside Manor Health Care	Calhoun	KY	April 30, 2010	4
3	307	Lincoln Nursing Center	Lincolnton	NC	April 30, 2010	4
3	554	Westgate Manor	Bangor	ME	April 30, 2010	4
3	563	Camelot Nursing & Rehab Center	New London	CT	April 30, 2010	4
3	568	Parkway Pavilion Healthcare	Enfield	CT	April 30, 2010	4
3	587	River Terrace Healthcare	Lancaster	MA	April 30, 2010	4
3	694	Wedgewood Healthcare Center	Clarksville	IN	April 30, 2010	4
3	713	Guardian Care of Zebulon	Zebulon	NC	April 30, 2010	4
3	773	Mt. Carmel Med. & Rehab Center	Burlington	WI	April 30, 2010	4
3	774	Mt. Carmel Health & Rehab Center	Milwaukee	WI	April 30, 2010	4
3	782	Danville Center for Health & Rehab	Danville	KY	April 30, 2010	4
3	1237	Wyomissing Nursing & Rehab Center	Reading	PA	April 30, 2010	4
3	4635	Kindred Hospital San Antonio	San Antonio	TX	April 30, 2010	4
3	4647	Kindred Hospital Las Vegas Sahara	Las Vegas	NV	April 30, 2010	4
3	4660	Kindred Hospital Mansfield	Mansfield	TX	April 30, 2010	4
3	4662	Kindred Hospital Greensboro	Greensboro	NC	April 30, 2010	4
3	4673	Kindred Hospital Boston North Shore	Peabody	MA	April 30, 2010	4
4	503	Brigham Manor Nursing & Rehab Center	Newburyport	MA	April 30, 2010	3
4	517	Oakwood Rehab & Nursing Center	Webster	MA	April 30, 2010	3
4	542	Den-Mar Rehab & Nursing Center	Rockport	MA	April 30, 2010	3
4	559	Birchwood Terrace Healthcare	Burlington	VT	April 30, 2010	3
4	570	Pickerington Nursing & Rehab Center	Pickerington	OH	April 30, 2010	3
4	571	Logan Health Care Center	Logan	OH	April 30, 2010	3
4	723	Guardian Care of Rocky Mount	Rocky Mount	NC	April 30, 2010	3
4	791	Whitesburg Gardens Health Care Center	Huntsville	AL	April 30, 2010	3
4	1221	Courtland Gardens Health Center Inc.	Stamford	CT	April 30, 2010	3
4	1231	Oak Hill Nursing & Rehab Center	Pawtucket	RI	April 30, 2010	3
4	4614	Kindred Hospital Philadelphia	Philadelphia	PA	April 30, 2010	3
4	4666	Kindred Hospital New Orleans	New Orleans	LA	April 30, 2010	3
4	4871	Kindred Hospital Chicago Lakeshore Campus	Chicago	IL	April 30, 2010	3
4	131	Harrison Health and Rehabilitation Center	Corydon	IN	April 30, 2010	5
4	213	Wildwood Healthcare Center	Indianapolis	IN	April 30, 2010	5
4	277	Rosewood Health Care Center	Bowling Green	KY	April 30, 2010	5
4	290	Bremen Health Care Center	Bremen	IN	April 30, 2010	5
4	765	Eastview Medical & Rehab Center	Antigo	WI	April 30, 2010	5
4	785	Hillcrest Health Care Center	Owensboro	KY	April 30, 2010	5
4	787	Woodland Terrace Health Care Facility.	Elizabethtown	KY	April 30, 2010	5
4	864	Harrodsburg Health Care Center	Harrodsburg	KY	April 30, 2010	5
4	4664	Kindred Hospital Albuquerque	Albuquerque	NM	April 30, 2010	5
4	4665	Kindred Hospital Denver	Denver	CO	April 30, 2010	5